INVESCO COMBINATION STOCK & BOND FUNDS, INC.

              Supplement to the Statement of Additional Information
                            Dated September 30, 2001
                          As Amended February 28, 2002


The section of the Statement of Additional Information entitled "Management of the Funds - Administrative Services Agreement" is hereby amended to (1) delete the third paragraph and (2) substitute the following in its place:

     As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund. Prior to May 13, 2002, June 1, 2000, and May 13, 1999, the rate was 0.015% of the average net assets of Total Return Fund, Core Equity Fund, and Balanced Fund, respectively.

The date of this Supplement is June 3, 2002.